SUPPLEMENT DATED FEBRUARY 7, 2001 TO

PROSPECTUS DATED MAY 1, 2001 FOR

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

ISSUED BY

NATIONWIDE LIFE INSURANCE COMPANY

THROUGH ITS

NATIONWIDE VLI SEPARATE ACCOUNT-5

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The section titled "Riders" is amended to read as follows:

Riders

A rider may be added to the policy (availability varies by state).

Riders currently include:

  Accelerated Death Benefit Rider;
  Estate Protection;
  Maturity Extension Endorsement (not available in New York);
  Maturity Extension for Specified Amount (not available in New York); and
  Policy Split Option.

These riders are not available in the State of New Jersey.